Marathon Petroleum Corporation



Citi 2018 Global Energy & Utilities Conference

Don Templin, President

May 15, 2018

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation ("MPC"). These forward-looking statements relate to, among other things, the proposed transaction between MPC and Andeavor ("ANDV") and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company's control and are difficult to predict. Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and ANDV on anticipated terms and timetable; the ability to obtain approval by the shareholders of ANDV and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC's share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's and ANDV's respective Annual Reports on Form 10-K for the year ended Dec. 31, 2017, filed with Securities and Exchange Commission (SEC). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of Marathon Petroleum Corporation ("MPC") and Andeavor ("ANDV"). Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from MPC at its website, www.marathonpetroleum.com, or by contacting MPC's Investor Relations at 419-421-2414, or from ANDV at its website, www.andeavor.com, or by contacting ANDV's Investor Relations at 210-626-4757.

Participants in Solicitation

MPC and ANDV and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning MPC's participants is set forth in the proxy statement, filed March 15, 2018, for MPC's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ANDV's participants is set forth in the proxy statement, filed March 15, 2018, for ANDV's 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Combination Creates a Leading Energy Company

Aligned Strategy, Focus, and Culture

Large scale, geographically diversified and highly integrated refining, marketing, and midstream company with an initial enterprise value >$90 billion[1]



Feedstock-advantaged refining portfolio in the most attractive regions with over 3 MMBPD of capacity



High-quality, nationwide retail and marketing business (~4,000 company owned/operated, ~7,800 branded locations)



Two strong customer-focused MLPs, well-positioned for growth in key regions of the U.S.

Strong culture of safety and environmental stewardship, commitment to people and supporting communities

Immediately EPS and CFPS accretive[2]	≥ $1.0 billion of expected synergies	Significant incremental long-term cash flow generation

"Must own" refining, marketing, and midstream company

[1] Calculation based on April 27, 2018 closing market values [2] Based on consensus estimates

Complementary Footprints Spanning the U.S.

Strong Presence Across Key Supply and Demand Centers



ANDV
ANDV Refinery
Trucking
Rail Facility
Marine Terminal
Pipelines
Third-Party Pipelines
Terminal
Natural Gas Processing
Marketing/Retail Presence
MPC
MPC Refinery
Light Product Terminals
MPC-Owned and Part-Owned
Third Party
Asphalt/Heavy Oil Terminal
MPC-Owned
Third Party
Water Supplied Terminals
Inland
Coastal
Renewable Fuels
Ethanol Facility
Biodiesel Facility
Pipelines
MPC Owned and Operated
MPLX Owned and Operated
MPC Interest: Operated by MPLX
MPC Interest: Operated by Others
Pipelines Used by MPC
MPLX Interest Pipelines: Operated by Others
MPLX
MPLX Owned and Part-Owned Terminals
Marketing/Retail Presence
Natural Gas Processing
Butane Cavern
Barge Dock

Source: Company filings

Transaction Highlights

Consideration & Premium	• MPC to acquire all outstanding ANDV shares using a mix of stock and cash • Represents an equity value of $23.3B and an enterprise value of $35.6B, assuming MPC April 27, 2018 closing price of $81.43 • ANDV shareholders have the option to elect 1.87 MPC shares or $152.27 in cash for each ANDV share subject to a proration mechanism that will result in 15% of ANDV's fully diluted shares receiving cash consideration • Represents a 24.4% premium to ANDV's closing price on April 27, 2018 • MPC and ANDV shareholders will own ~66% and ~34%, respectively, of the combined entity
Synergies / Cash Generation	• ≥ $1 billion of expected annual run-rate synergies, *in addition to* expected synergies from the Western Refining transaction • Incremental cash generated by pro forma entity is expected to be in excess of $5 billion over the next five years
Governance / Management	• Chairman and Chief Executive Officer – Gary Heminger • Executive Vice Chairman – Greg Goff • MPC board to include Greg Goff and 3 other members from the current ANDV board • Headquarters in Findlay, Ohio; Combined business will maintain San Antonio office
Timing / Closing Considerations	• Expect to close in the second half of 2018 • Subject to customary closing conditions, including regulatory approval and shareholder approvals at both companies
Sponsored MLPs	• At close, MPC will own GPs of MPLX and ANDX, and the majority of LP units of both partnerships • MPLX and ANDX will remain separate MLPs • Will evaluate long-term structure at the appropriate time following the closing of this transaction

Financial Highlights

Opportunity For Significant Shareholder Value Creation

Accretion and Cash Generation

Immediately accretive to earnings and cash flow per share[1]

>$5 billion of incremental cash flow supports **≥15%** long-term cash flow accretion per share

Growth and Value Creation

Substantially enhanced growth platform across all segments, with continued capital investments to drive long-term growth

≥$1 billion of expected synergies

Cash Flow Multiples

7.3x 2019

6.6x with synergies[2]

4.2x 2020 with synergies[2]

Financial Discipline

Commitment to investment grade credit profile

Balanced approach to investment in business and return of capital

Capital Return

Expect continued strong, through-cycle dividend growth in pro forma MPC of **≥10%**

Expect to complete 2018 share repurchases

Authorized incremental **$5 billion** share repurchase program

[1] Based on consensus 2019 estimates. [2] 2019 Based on consensus; 2020 based on management forecast with expected synergies

Compelling Value for All Shareholders

MARATHON®

- Further optimization of crude supply
- Nationwide retail and marketing platform
- Diversifies by adding refining footprint in PADDs 4 and 5, and midstream assets in attractive Permian and Bakken regions

- Substantial increase in scale and geographic diversity – combined EV of >$90 billion[1] and refining capacity of >3 MMBPD
- Capital return further enhanced with additional cash flow generation
- Substantial value uplift from ≥ $1 billion of expected synergies, *in addition to* expected Western Refining synergies
- Complementary growth platforms for both midstream and retail businesses
- Well-positioned for potentially significant benefits from IMO

andeavor

- Delivers meaningful upfront premium of 24% to April 27, 2018 close
- Effective +24% projected dividend increase[2] and strong go-forward growth profile
- Diversifies by adding refining footprint in PADDs 2 and 3, and midstream assets in attractive Marcellus/Utica and SCOOP/STACK regions

Incremental ***cash generation in excess of $5 B expected over first five years***

[1] Based on closing share/unit price of MPC/MPLX/ANDV/ANDX on April 27, 2018. [2] Represents effective dividend per ANDV share in the aggregate, assuming current annualized MPC dividend of $0.46/share/quarter

Committed to Delivering Substantial Synergies

Well-Defined, Achievable, Highly Accretive

Clearly identified and developed plan to achieve ≥ $1 billion of expected synergies



By Function
($ millions)
$295
$210
$55
$95
$150
$195
≥$1,000
Refining & Marketing
Retail
Logistics
Supply & Trading
Procurement
Corporate
Total



By Impact Area
($ millions)
$480
$710
$950
≥$1,000
Year 1
Year 2
Year 3
Run-Rate
Cost Elimination
Procurement
Owned/Operated Retail
Integrated System Optimization
Refining Operations

Synergy Delivery Plan

Expected Synergies of at Least $1 Billion Already Identified

Impact Area	Expected Synergy (millions)	Business Context
Cost Elimination	~$255	• Clearly identified cost efficiencies – allows for rapid achievement
Procurement	~$150	• Over $10 billion of combined purchases per year • 1-2% improvement leads to $100-$200 million of savings
Owned/Operated Retail	~$210	• Delivered > $200 million of synergies with Hess Retail acquisition • Comparable number of stores (1,100) across three platforms (multi-site operators, Southwest retail, SuperAmerica) provides even greater opportunity
Integrated System Optimization	~$165	• Improved purchasing of over 1 billion barrels/year of crude oil and other feedstocks (every $0.01/bbl improvement is ~$10 million of earnings) • Value chain optimization (1/10 cent per gallon uplift is ~$50 million) • Permian and Bakken crude optimization • Maximize throughput on owned and leased systems / assets
Refining Operations	~$220	• Processing optimization through reciprocal application of refining expertise • Capital and maintenance efficiency improvements: – Major capital projects – Turnaround work – Routine maintenance
Total	**≥ $1,000**	

MPC and Andeavor Strategic Evolutions

Track Record of Integrating Businesses and Driving Shareholder Value



$80
$60
$40
$20
$0
MARATHON
Formed MLP
MPLX ENERGY LOGISTICS
Acquired Galveston Bay Refinery and integrated Midstream and Marketing assets
Speedway
Acquired former Hess retail assets
MPLX ENERGY LOGISTICS
Acquired MarkWest Energy Partners
MARATHON
MPC completes Strategic Actions
'11
2012
2013
2014
2015
2016
2017
'18
$125
$100
$75
$50
$25
$0
andeavor
Formed MLP
TESORO LOGISTICS
Acquisition of Carson Refinery, ARCO, and ampm master franchise license
ARCO
Acquired QEP Midstream and Field Services (later merged with TLLP)
Acquired Great Northern Midstream LLC (Williston Basin logistics assets)
Acquired Dickinson, ND Refinery and associated logistics assets
Acquired Western Refining
Becomes Andeavor
MLP Merger (TLLP / WNRL)
'11
2012
2013
2014
2015
2016
2017
'18

MPC Track Record of Executing and Integrating Large Transactions

Galveston Bay Achievements (Since Acquisition)

Improved Environmental & Safety Performance
- 80% reduction in environmental incidents
- Average yearly process safety incidents reduced by 50%

Advanced Operational Excellence
- 33 monthly process-unit rate records in 2017 alone
- Unplanned downtime cut by 50%

Lowered Operating Costs
- Reduced total cash operating expenses over 20%
- Reduced fixed operating, turnaround and routine maintenance costs

Speedway Successful Hess Retail Integration
- Increased footprint by 13 states and more than 1,200 stores in 2014
- Planned investments for system-wide remodels achieved under budget, with higher returns, and ahead of schedule
- ~80% of acquired stores upgraded under remodel plan
- Exceeded synergy guidance every year since acquisition in 2014; $210 million realized by 2017 vs. guidance of $190 million at announcement

MPLX's Strategic Transformation (over past 5 years)
- Expansion into midstream natural gas business with MarkWest merger in 2015
- Largest processor and fractionator in the Marcellus/Utica with a growing presence in Permian and STACK
- Completed dropdowns projected to generate ~$1.4 billion in annual EBITDA
- Exchanged GP economic interests, including IDRs, for LP units

Diversified Large-Scale U.S. Refining Portfolio

Sixteen Refineries with Over 3 Million BPD of Throughput Capacity

- Diversification across attractive PADDs
- Incremental access to advantaged feedstock supply
- Scale to deliver best-in-class operating capability
- Opportunity to capture substantial system synergies
- Well-positioned to expand market presence

Pro Forma Refining Locations


PADD IV
PADD V
PADD II
PADD I
PADD III
MPC Refinery
ANDV Refinery

U.S. Refining Capacity[1] (MBPD)


3,038
2,625
1,881
1,867
1,726
1,157
919
890
PADD 5
PADD 4
PADD 3
PADD 2
PADD 1
Pro Forma MPC
Valero
MPC
Phillips 66
ExxonMobil
Andeavor
Chevron
Shell

Source: Company filings

[1] Crude capacity; excludes refining capacity outside the U.S.

Geographic Diversification Increases Exposure to Attractive Margins

- Andeavor's California, Pacific Northwest, and Mid-Con refineries add geographic diversity to MPC's existing refining earnings
- Attractive West Coast market dynamics



Annual Refining Margins by Region ($/BBL)
$30
$25
$20
$15
$10
$5
2011
2012
2013
2014
2015
2016
2017
Midwest
Gulf Coast
West Coast

Source: Bloomberg; US Midwest WTI 3-2-1 (87 Regular), US Gulf Coast LLS 3-2-1 (87 Regular), US West Coast ANS 3-2-1 (LA 85.5 CARBOB)

Well-Positioned for IMO

- Pro forma MPC is positioned to benefit from the adoption of the International Maritime Organization's (IMO) low-sulfur-fuels requirements, scheduled to take effect in 2020
- Further investments to upgrade residual fuel oil to higher valued distillates include:
  - Garyville diesel maximization – completed 1Q18
  - STAR Program – phased completion 2016-2022 est.
  - Garyville existing coker expansion – completion 2020 est.
- Incremental investments are estimated to contribute 30 MBPD of resid destruction and 70 MBPD of distillate production



Coking + Hydrocracking Capacity (MBPD)
800
700
600
500
400
300
200
100
0
Hydrocracking
Coking
PF MPC
VLO
PSX
MPC
CVX
XOM
ANDV
PBF
BP

Source: Oil and Gas Journal 2018; includes distillate, gas oil, and resid hydrocracking

Two High-Quality MLPs

- Pro forma MPC will be the General Partner (GP) and own the majority of Limited Partner (LP) units in two high-quality MLPs
- MPLX and ANDX remain separate MLPs
- Both partnerships are well-positioned:
  - Diversified portfolio of strategic assets in premier locations
  - Visible organic growth opportunities
  - IDR burden for both partnerships has been eliminated
- Current focus is the successful closing of the ANDV acquisition; the GP will evaluate structural considerations post-closing

MARATHON

100% GP Interest + 59% LP Interest

andeavor logistics

Segment Contribution to EBITDA[2]



2%
41%
57%

- Terminalling & Transportation
- Wholesale
- Gathering & Processing

ANDX[2]		MPLX[2]
$10.6 B	Market Cap	$28.3 B
$48.82	Unit Price (4/27)	$34.34
$1.2 B	2018E EBITDA	$3.3 B
$4.1 B	Debt	$11.9 B
$15.3 B	EV	$39.9 B
3.3x	2018E Leverage	3.6x
1.1x	2018E Coverage	1.2x
$4.06	Current Dist/Unit[3]	$2.47

100% GP Interest + 61% LP Interest[1]

MPLX ENERGY LOGISTICS

Segment Contribution to EBITDA[2]



42%
58%

- Logistics & Storage
- Gathering & Processing

Note: Market data as of 4/27/2018. Balance sheet data as of 12/31/17. NCI represents market value. MPLX pro forma for Refining Logistics and Fuels Distribution acquisition, GP/IDR restructuring and February 2018 notes offering. 2018E EBITDA and leverage estimates reflect FactSet means. 2018E DCF Coverage estimate reflects Wall Street research.

[1] Includes preferred on an as-converted basis
[2] Source: FactSet
[3] Last quarter distribution annualized. MPLX: $0.6175 x 4 = $2.47; ANDX: $1.015 x 4 = $4.06

Significant Midstream Opportunities

- Diversified customer offering across key energy producing regions
  - Pipelines: ~50% increase in pipeline mileage to >15,000 miles
  - Terminals: ~30% increase to ~130 terminals
  - Processing capacity: ~20% increase to >10 BCFD
- Expanded Permian footprint increases growth opportunities
- Integrates Bakken crude sourcing into additional natural refining demand



ANDV
ANDV Refinery
Terminal
Trucking
Rail Facility
Marine Terminal
Pipelines
Natural Gas Processing
Gathering
MPC
MPC Refinery
MPC/MPLX Terminals: Owned and Part-Owned
Butane Cavern
Natural Gas Processing
Barge Dock
Pipelines
MPLX Owned and Operated
MPLX Interest: Operated by MPLX
MPLX Interest: Operated by Others

Significant Retail and Marketing Opportunities

Multiple Growth Platforms with a Strong Footprint in Attractive Regions

Retail

- Speedway platform for company owned/operated stores
- Opportunity to expand industry leading retail position nationwide
- Leverage Speedway's purchasing, distribution, and fully-integrated home-office, back-office, and point-of-sale platforms
- Opportunity to expand Speedway's leading convenience retail loyalty program nationwide

Marketing

- Strong, recognized regional brands provide nationwide coverage to consumers
- Expanded geographic footprint creates additional opportunities to better serve customers





Speedway


Pro Forma Capital Structure

- Increased size, scale and diversity supports commitment to investment grade credit profile
- Equity-weighted acquisition funding mix (85/15) and consolidated earnings profile provides significant financial flexibility
- Committed to maintaining significant core liquidity; will target ~$8.5 billion
- >$5 billion incremental cash flow expected in first five years
- Implicit leverage reduction via earnings growth even prior to synergy achievement
- MPC expects to complete 2018 share repurchases
- Incremental $5 billion share repurchase authorization provides for additional capital return flexibility

Parent Debt / EBITDA[1]



1.8x
1.5x
1.5x
1.9x
1.6x
1.2x
0.9x
'18 '19
PF MPC[2]
TBD
'18
MPC
BBB/Baa2
'18
ANDV
BBB-/Baa3
'18
PSX
BBB+/A3
'18
VLO
BBB/Baa2
'18
HFC
BBB-/Baa3
Ratings:

Consolidated Debt / EBITDA



2.7x
2.4x
2.6x
2.7x
1.7x
1.6x
1.4x
'18 '19
PF MPC[2]
TBD
'18
MPC
BBB/Baa2
'18
ANDV
BBB-/Baa3
'18
PSX
BBB+/A3
'18
HFC
BBB-/Baa3
'18
VLO
BBB/Baa2
Ratings:

Note: Projections reflect FactSet consensus and sell-side research estimates. PF MPC adjusted for transaction-related items. Turn-around costs are expensed for both companies.
[1] Parent excludes MLP's debt and EBITDA [2] Pro forma leverage reflects 85% stock / 15% cash consideration and excludes one-time costs to achieve synergies.

Total MPC Capital Return – Spin Through 1Q 2018

Over $15 B returned to shareholders since spin



Total Share Repurchases[1]
April 2018 Authorization - $5.0B
Shares Repurchased
Shares Oustanding
Quarterly Shares Repurchased (MM)
Shares Outstanding (MM)
At Spin
712
681
655
605
562
534
506
467
6%[2]
10%[2]
17%[2]
24%[2]
28%[2]
33%[2]
37%[2]
January 2012 Authorization - $2.0B
January 2013 Authorization - $2.0B
September 2013 Authorization - $2.0B
July 2014 Authorization - $2.0B
July 2015 Authorization - $2.0B
May 2017 Authorization - $3.0B
(ASR[3])
40.7
16.5
10.2
22.0
29.1
11.7
15.7
10.4
7.1
14.9
4.4
8.0
3.1
3.7
1.7
1.4
1.2
0.4
8.4
14.3
8.4
13.0
19.3
50
45
40
35
30
25
20
15
10
5
0
700
650
600
550
500
450
400
350
300
3Q 2011
4Q
1Q 2012
2Q
3Q
4Q
1Q 2013
2Q
3Q
4Q
1Q 2014
2Q
3Q
4Q
1Q 2015
2Q
3Q
4Q
1Q 2016
2Q
3Q
4Q
1Q 2017
2Q
3Q
4Q
1Q 2018

	3Q 2011	4Q	1Q 2012	2Q	3Q	4Q	1Q 2013	2Q	3Q	4Q	1Q 2014	2Q	3Q	4Q	1Q 2015	2Q	3Q	4Q	1Q 2016	2Q	3Q	4Q	1Q 2017	2Q	3Q	4Q	1Q 2018	Total
$ Share Repurchases *(MM)*			$850			$500	$431	$882	$1,028	$452	$689	$459	$301	$682	$209	$408	$156	$192	$75	$51	$51	$20	$420	$750	$452	$750	$1,327	$11,135
$ Dividends *(MM)*	$71	$89	$87	$85	$119	$116	$116	$113	$129	$126	$123	$122	$141	$138	$136	$136	$171	$170	$169	$170	$190	$190	$190	$186	$202	$195	$219	$3,899
$ Total Capital Returned *(MM)*	$71	$89	$937	$85	$119	$616	$547	$995	$1,157	$578	$812	$581	$442	$820	$345	$544	$327	$362	$244	$221	$241	$210	$610	$936	$654	$945	$1,546	$15,034

[1] Shares adjusted for 2:1 stock split in June 2015 [2] Cumulative repurchase represents percentage of the ~712 MM shares outstanding as of June 30, 2011 [3] Accelerated Share Repurchase program (ASR); Cash for each ASR paid upfront, portion of shares delivered at conclusion of each ASR (40.7 MM shares repurchased under $850 MM ASR delivered 1Q12-3Q12, 16.5 MM shares repurchased under $500 MM ASR delivered 4Q12-1Q13)

MPC and ANDV Mexico Opportunities

Desirable Supply Position Into Mexico with Direct Supply from the East and West

MPC

- Bulk supplier via waterborne cargoes from Garyville and Galveston Bay
- Rail supply potential from Houston area

Andeavor

- Winner of PEMEX open season in NW Mexico – physical shipper on logistics assets
- Delivery into Mexico and distribution to local jobbers
- Provides enhanced direct Mexico market insights

Pro Forma

- Evaluate long-term trends and participate in industry build-out
- System optimization opportunities



MPC Refinery
ANDV Refinery
Current ANDV Operations
Projected ANDV Growth Regions
Rail Facility

Pro Forma MPC Permian – Expanded Opportunities

- Accelerates MPC's entry into Permian with attractive assets
- Andeavor crude oil gathering and marketing aligns naturally with MPC's crude needs at Galveston Bay
- Allows for full crude oil integration – wellhead gathering to refinery supply
- Other enhanced growth opportunities:
  - Long-haul pipeline opportunities
  - Potential to build out MPLX Texas City tank farm and dock facility for crude exports



Four Corners Gathering
New Mexico
Texas
Gallup
To Cushing/Ozark (MPC Midwest refining)
TexNew Mex System
Conan Gathering Project
El Paso
Rio Pipeline
Midland
Wink Station
Bobcat Pipeline
Galveston Bay
Increase Exports via MPLX
MPC Refinery
ANDV Refinery
ANDX Pipeline
ANDV Pipeline
Gray Oak Pipeline
Third-Party Pipeline
Receipt Point/Station
MPC or MPLX pipeline equity (potential)
MPLX G&P Complex

Source: Company filings

Integrates Bakken Crude System with MPC Refining Demand



MT
ND
Minot
DAPL & Enbridge Connections
Robinson Lake Gathering & Processing
DAPL Connection
DAPL to MPC Midwest Refineries (via Patoka, IL)
To Guernsey, WY
Belfield Gathering & Processing
Dickinson Refinery
Fryburg Rail Terminal
To Mandan Refinery

- Crude gathering and marketing aligns with MPC demand in Midwest
- Gain ability to aggregate DAPL supply on gathering and related assets



Williston Basin – Bakken Shale
North Dakota
South Dakota
DAPL
Patoka, IL
ANDV Refinery
ANDX Gas Processing
ANDX Crude Oil Pipelines
ANDX Gas Pipelines
ANDX Crude, Gas & Water Pipelines
ANDV Pipeline
ANDX Bakken Storage Hub

Source: Company filings

A Powerful Combination For Long-Term Value Creation

Robust Earnings and Cash Generation	Scale and Diversity Enhances Investment Grade Credit Profile	Nationwide Integrated Footprint	Substantial Cost and Operating Synergies	Continued Focus on Balanced Capital Allocation


MARATHON

Appendix

First-Quarter Highlights

- Earnings of $37 million or $0.08 per diluted share, income from operations of $440 million
  - Record Midstream segment income from operations of $567 million, largely driven by MPLX
- Returned $1.55 billion of capital to shareholders, including $1.33 billion of share repurchases
- Announced agreement to acquire 78 store locations expanding Speedway into key growth markets
- Completed Galveston Bay Refinery turnaround activity ahead of schedule and under budget

*Earnings refer to net income attributable to MPC



MPLX - Key Investment Highlights

Diversified large-cap MLP positioned to deliver attractive returns over the long term
Forecast distribution growth of ~10% for 2018

Gathering & Processing



- Largest processor and fractionator in the Marcellus/Utica basins
- Strong footprint in STACK play and growing presence in Permian basin
- Robust capital plan for 2018 adds 11 plants and ~1.5 Bcf/d processing and ~100 MBPD fractionation capacity

Logistics & Storage



- Expanding third-party business and delivering industry solutions
- Supports extensive operations of second-largest U.S. refiner including fuels distribution services

Stable Cash Flows



- Substantial fee-based income with limited commodity exposure
- Long-term relationships with diverse set of producer customers
- Transportation and storage agreements with sponsor MPC

Competitive Cost of Capital



- Visibility to growth through robust portfolio of organic projects and strong coverage ratio
- Elimination of IDR burden improves MPLX cost of capital
- Anticipate no issuance of public equity to fund organic growth capital in 2018

About MPLX



As of Mar. 31, 2018
MPLX Pipelines: Owned & Operated
MPLX Interest Pipelines: Operated by Others
MPLX Operated Pipelines: Owned by Others
MPLX Terminals: Owned and Part-owned
Cavern
Barge Dock
MarkWest Complex
MPLX Refining Logistics Assets
MPC Refineries

- Growth-oriented, diversified MLP with high-quality, strategically located assets with leading midstream position
- Two primary businesses
  - **Logistics & Storage** includes transportation, storage and distribution of crude oil, refined petroleum products and other hydrocarbon-based products and fuels distribution services to MPC
  - **Gathering & Processing** includes gathering, processing, and transportation of natural gas and the gathering, transportation, fractionation, storage and marketing of NGLs
- Investment grade credit profile with strong financial flexibility
- MPC as sponsor has interests aligned with MPLX
  - MPLX assets are integral to MPC
  - Growing stable cash flows through continued investment in midstream infrastructure
  - ~64% ownership of the outstanding MPLX common units

MPLX - Logistics & Storage

Segment Overview

- High-quality, well-maintained assets that are integral to MPC
  - Owns, leases, operates, or has interest in ~4,500 miles of crude oil pipelines and ~5,500 miles of product pipelines and supporting assets
  - 62 light product terminals with ~24 million barrels of storage capacity
  - 20 inland waterway towboats and 244 tank barges moving refined products and crude oil
  - Refining Logistics assets consisting of tanks with storage capacity of ~56 million barrels as well as refinery docks, loading racks, and associated piping
- Provides fuels distribution services to MPC
- Stable cash flows with fee-based revenues and minimal direct commodity exposure



Headquarters
MPLX Pipelines: Owned & Operated
MPLX Interest Pipelines: Operated by Others
MPLX Operated Pipelines: Owned by Others
MPLX Refining Logistics Assets
MPLX Terminals: Owned and Part-owned
Barge Dock
Cavern
MPC Refineries
LOOP

As of March 31, 2018

MPLX - Gathering & Processing

Segment Overview



Raw Natural Gas Production
Gathering and Compression
Processing Plants
Mixed NGLs
Fractionation Facilities
NGL Products
• Ethane
• Propane
• Normal Butane
• Isobutane
• Natural Gasoline

- We are well-positioned in the most prolific and attractive basins
  - Largest processor and fractionator in the Marcellus/Utica basins
  - Strong footprint in STACK play and growing presence in Permian basin
  - ~45% of total U.S. natural gas production growth is expected to occur in Northeast
- Top-rated midstream service provider since 2006 as determined by independent research provider
- Primarily fee-based business with highly diverse customer base and established long-term contracts



Gathering Capacity
(~5.9 Bcf/d)
~65%
~35%
C2 + Fractionation Capacity
(~610 MBPD)(1)
~90%
~5%
~5%
Processing Capacity
(~8.5 Bcf/d)(2)
~75%
~20%(2)
~5%
Marcellus/Utica
Southwest
Southern Appalachia

[1] Includes condensate stabilization capacity.
[2] Includes processing capacity of non-operated joint venture.

Extensive Retail Network


39
64
39
305
811
123
282
311
646
489
861
234
30
12
116
69
60
112
21
147
570
62
118
42
401
277
226
52
114
4
98
267
289
16
240
632
Speedway
Brand

As of March 31, 2018

Conn.	1
Del.	4
Mass.	109
N.J.	71
R.I.	19
Washington D.C.	2

Speedway

- Largest company-owned and -operated c-store chain east of the Mississippi
- ~2,740 locations in 21 states
- Approximately 5.8 billion gallons of transportation fuel sold in 2017

Marathon Brand

- ~5,600 branded locations in 20 states and the District of Columbia
- Owned and operated by independent entrepreneurs
- Approximately 4.4 billion gallons of transportation fuel sold in 2017

Speedy Rewards® Loyalty Program

- Highly successful loyalty program
- Customers earn points on every purchase
- Customers redeem points for free merchandise and fuel discounts
- Averaged ~ 6 million active Speedy Rewards members in 2017, and continues to grow as we attract new members in the markets we serve
- Heavy vendor support due to one-on-one marketing capabilities
- Upgrade to Speedy Rewards Pay Card and use of alternate ID
- Speedy Rewards MasterCard that is a Speedy Rewards card and MasterCard all in one
- Partnerships provide additional value to members


Speedy
Rewards
Fast, Free & Easy!
Membership Card
Speedway

Strong Operational Performance and Responsible Corporate Leadership



ENERGY STAR
2018 Partner of the Year

MPC has earned **76%** of the Environmental Protection Agency's Energy Star recognitions awarded to refineries.

ENERGY STAR

That's despite owning and operating just **10%** of total U.S. refining capacity.

MPC facilities received from the

American Chemistry Council

56 Certificates of Excellence

3 Certificates of Honor

7 Certificates of Achievement



PERSPECTIVES ON CLIMATE-RELATED SCENARIOS
RISKS AND OPPORTUNITIES

VPP
Voluntary Protection Programs

16 MPC facilities have earned the federal Occupational Safety and Health Administration's

Highest Voluntary Protection Program status.

MPC manages **21** certified wildlife habitats consisting of **1,327** acres.

MPC has placed in the top **20%** of companies in the EPA's Smartway Transport Partnerships, which recognizes the best-preforming freight carriers for carbon efficiency.

MPC's Fully Integrated Downstream System



LOOP

As of March 31, 2018

Refining & Marketing

- Six-plant refining system with ~1.9 MMBPCD capacity
- One biodiesel facility and interest in three ethanol facilities
- One of the largest wholesale suppliers in our market area
- One of the largest producers of asphalt in the U.S.
- ~5,600 Marathon Brand retail outlets across 20 states and the District of Columbia
- Owns/operates 20 asphalt/light product terminals, while utilizing third-party terminals at 130 light product and two asphalt locations
- 2,018 owned/leased railcars, 180 owned transport trucks

Speedway

- ~2,740 locations in 21 states
- Second-largest U.S. owned/operated c-store chain

Midstream (including MPLX)

- Owns, leases or has interest in ~10,800 miles of crude and refined product pipelines
- Owns, leases or has interest in 62 light product terminals with ~24 million barrels of storage capacity
- 20 owned inland waterway towboats with more than 240 barges
- Owns/operates ~5.9 billion cubic feet per day of gas gathering capacity
- Owns/operates ~8.4 billion cubic feet per day of natural gas processing capacity and ~610 MBPD of fractionation capacity
- Owns refining logistics assets consisting of tanks, refinery docks, loading racks and associated piping

Marketing Area
MPC Refineries

Light Product Terminals
MPC Owned and Part-owned
Third Party

Asphalt/Heavy Oil Terminals
MPC Owned
Third Party

Water Supplied Terminals
Coastal
Inland

Pipelines
MPC Owned & Operated
MPC Interest: Operated by MPLX
MPC Interest: Operated by Others
Pipelines Used by MPC

Renewable Fuels
Ethanol Facility
Biodiesel Facility

MPLX ENERGY LOGISTICS

MPLX Pipelines: Owned & Operated
MPLX Refining Logistics Assets
Barge Dock
MPLX Interest Pipelines: Operated by Others
MPLX Terminals: Owned and Part-owned
Cavern
MPLX Operated Pipelines: Owned by Others
MarkWest Complex